Filed pursuant to Rule 497(k)
File Nos. 811-22310; 333-182274
Supplement to the
Summary Prospectus
dated February 13, 2020, as previously supplemented

of the

ETFMG Travel Tech ETF (AWAY)
(the “Fund”)
May 12, 2020
Important Notice Regarding Changes to the
Principal Investment Strategy of the Fund

Effective immediately, the fourth paragraph in the section entitled “Principal Investment Strategy — Prime Travel Technology Index NTR” is revised to read as follows:
At the time of reconstitution, the companies in the Index are weighted using a proprietary weighting methodology (the “Methodology”) that weights the securities based on market capitalization and average daily value traded. The larger and more frequently traded companies, based on the Methodology, will receive a higher score compared to smaller and less traded companies. The four companies receiving the highest score will each receive a weight of 6% while the weights of the remaining companies will be based proportionately on their respective market capitalization. As of May 11, 2020 the Index has 27 components, 21 of which were foreign companies.
Effective immediately, the sixth paragraph in the “Principal Investment Strategy — Prime Travel Technology Index NTR” is deleted and should be disregarded.

Please retain this Supplement with your Summary Prospectus for future reference.